SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                               February 8, 2007
                               (Date of Report)
                       (Date of earliest event reported)

                            JOHN WILEY & SONS, INC.
            (Exact name of registrant as specified in its charter)

                                   New York
                   (State or jurisdiction of incorporation)

0-11507                                     13-5593032
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Commission File Number                      IRS Employer Identification Number

111 River Street, Hoboken NJ                07030
--------------------------------------      ----------------------------------
Address of principal executive offices      Zip Code

Registrant's telephone number, including area code:   (201) 748-6000
                                                      ------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                  8-K FILING
                               February 8, 2007

................................................................................


Item 2.01. Completion of Acquisition

                  On February 2, 2007, John Wiley & Sons, Inc., a New York
            Corporation (the "Company"), completed its previously announced acquisition of all of the outstanding shares of Blackwell Publishing (Holdings) Ltd. "(Blackwell"), one of the world's foremost academic and professional publishers.

                  The press release issued by the Company is provided
            herewith.

Item 1.01. Entry into a Material Definitive Agreement

                  In conjunction with the acquisition of Blackwell on February
            2, 2007, the Company and certain subsidiaries entered into a new Credit Agreement with Bank of America in the aggregate amount of $1,350,000,000. The financing is comprised of a six-year Term Loan A in the amount of $675,000,000 and a $675,000,000 five-year revolving credit facility, which can be drawn in multiple currencies. The agreement provides financing to complete the acquisition, refinance the existing revolving debt of the Company, as well as meet the future seasonal operating cash requirements.

                  A copy of the Credit Agreement is provided herewith.

Item 9.01 Financial Statements and Exhibits

            a)    Financial Statement of Businesses Acquired

                  As of the date of filing this Current Report on Form 8-K, it is impractical to provide the financial statements required by this Item 9.01(a). In accordance with Item 9.01(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 75 calendar days after February 2, 2007.

            d)    Exhibits:

            99.1 Press Release dated February 5, 2007 entitled "Wiley Completes Acquisition of Blackwell Publishing (Holdings) Ltd."

            99.2 Credit Agreement Dated as of February 2, 2007 among John Wiley & Sons, Inc., John Wiley & Sons Limited and John Wiley & Sons GmbH as Borrowers, Bank of American, N. A., as Administrative Agent and Swing Line Lender, and The Other Lenders Party Hereto.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of
1995

This report contains certain forward-looking statements concerning the company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the company, and are subject to change based on many important factors. Such factors include, but are not limited to
(i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key online retailers; (vi) the seasonal nature of the company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide; and (ix) other factors detailed from time to time in the company's filings with the Securities and Exchange Commission. The company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.


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                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            JOHN WILEY & SONS, INC.
                                            Registrant



                                            By
                                                 /s/ WILLIAM J. PESCE
                                                 --------------------
                                                 William J. Pesce
                                                 President and
                                                 Chief Executive Officer



                                            By
                                                 /s/ ELLIS E. COUSENS
                                                 --------------------
                                                 Ellis E. Cousens
                                                 Executive Vice President and
                                                 Chief Financial & Operations
                                                 Officer






                                            Dated:   February 8, 2007